UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.   Regulation FD Disclosure.

On November 18, 2021, Kraft Heinz Foods Company (the “Issuer”), a 100% owned subsidiary of The Kraft Heinz Company (“Kraft Heinz”), commenced an offer (the “Tender Offer”) to purchase, for cash, up to a maximum combined aggregate purchase price of $2.0 billion, including principal and premium but excluding accrued and unpaid interest, of its outstanding 3.500% Senior Notes due June 2022, 4.625% Senior Notes due January 2029, 4.250% Senior Notes due March 2031, 6.750% Senior Notes due March 2032, 5.000% Senior Notes due July 2035, 6.500% Senior Notes due February 2040, 5.000% Senior Notes due June 2042, 5.200% Senior Notes due July 2045, 6.875% Senior Notes due January 2039, 7.125% Senior Notes due August 2039, 5.500% Senior Notes due June 2050, and 4.875% Senior Notes due October 2049 (collectively, the “Notes”), as described in the Issuer’s Offer to Purchase, dated November 18, 2021 (the “Offer to Purchase”).

Consummation of the Tender Offer and payment for the Notes accepted for purchase are subject to the satisfaction or waiver of certain conditions described in the Offer to Purchase, including, among other things, the receipt of proceeds upon completion of a transaction involving the sale of certain assets in Kraft Heinz’s global cheese business and the license of certain trademarks, pursuant to a definitive agreement with an affiliate of Groupe Lactalis, as announced by Kraft Heinz in September 2020 (the “Financing Condition”). The Issuer, in its sole discretion, may waive the Financing Condition.

A copy of the press release relating to the commencement of the Tender Offer is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)    The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	The Kraft Heinz Company Press Release, dated November 18, 2021.

104	The cover page of The Kraft Heinz Company’s Current Report on Form 8-K dated November 18, 2021, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: November 18, 2021	By:	/s/ Paulo Basilio
Paulo Basilio Global Chief Financial Officer

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